UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported: May 5, 2008)

INNOPHOS HOLDINGS, INC.

(exact name of registrant as specified on their charter)

Delaware	001-33124	20-1380758
(state or other jurisdiction	(Commission File number)	(IRS Employer
of incorporation)		Identification No.)

259 Prospect Plains Road
Cranbury, New Jersey 08512

(Address of Principal Executive Office, including Zip Code)

(609) 495-2495

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items.

On May 5, 2008, the registrant issued a press release announcing its financial results for the first quarter 2008 and that it will be hosting a live conference call to discuss the results. The text of the press release is filed with this report as Exhibit 99 and is incorporated by reference in response to this.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits

      Exhibit No.      Description

       99                   Press Release dated May 5, 2008

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

Dated: May 5, 2008	By:	/s/ Richard Heyse
	Name:	Richard Heyse
	Title:	Vice President and Chief Financial Officer